SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)           June 22, 2001
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                          INSPIRE PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                 000-31135                  04-3209022
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)


4222 Emperor Boulevard, Suite 470, Durham, North Carolina       27703-8466
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code      (919) 941-9777
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          (Former Name or Former Address, If Changed Since Last Report)

 Item 5. Other Events.

         On June 27, 2001, Inspire Pharmaceuticals, Inc. and Allergan, Inc. issued a press release regarding a collaboration for the development of two novel compounds for the treatment of dry eye. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

Exhibit Number      Description
--------------      -----------

10.1* License, Development and Marketing Agreement between Inspire Pharmaceuticals, Inc. and Allergan, Inc., dated as of June 22, 2001

99.1 Inspire Pharmaceuticals, Inc. and Allergan, Inc. press release dated June 27, 2001

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                    *A request for confidential treatment has been submitted
                    with respect to this exhibit. The copy filed as an exhibit omits the information subject to the request for confidential treatment.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Inspire Pharmaceuticals, Inc.


                                          By:  /s/ Gregory J. Mossinghoff
                                             ----------------------------
                                                Gregory J. Mossinghoff,
                                                Senior Vice President and
                                                Chief Business Officer


Dated:  June 28, 2001

                                INDEX TO EXHIBITS

Exhibit Number      Description
--------------      -----------

10.1* License, Development and Marketing Agreement between Inspire Pharmaceuticals, Inc. and Allergan, Inc., dated as of June 22, 2001

99.1 Inspire Pharmaceuticals, Inc. and Allergan, Inc. press release dated June 27, 2001

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                    *A request for confidential treatment has been submitted
                    with respect to this exhibit. The copy filed as an exhibit omits the information subject to the request for confidential treatment.